                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):          JUNE 8, 2005
                                                  -----------------------------


                         DIAMOND OFFSHORE DRILLING, INC.
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                1-13926                  76-0321760
-------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:   (281) 492-5300
                                                    ---------------------------


                                 NOT APPLICABLE
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 7.01. REGULATION FD DISCLOSURE

        The Registrant hereby incorporates by reference into this Item 7.01 the summary report of the status, as of June 8, 2005, of the offshore drilling rigs of the Registrant (except as otherwise noted) attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

        Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements regarding the current term, start and end dates and comments concerning future contracts and availability and other aspects of the Registrant's drilling rigs, as well as statements concerning the Garden Banks drilling rig and its pending purchase by the Registrant. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Registrant's overall business and financial performance can be found in the Registrant's reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Registrant undertakes no obligation to publicly update or revise any forward-looking statements.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.


     Exhibit number        Description
     --------------        -----------
          99.1             Rig Status Report as of June 8, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Diamond Offshore Drilling, Inc.


                                        By: /s/ William C. Long
                                           ------------------------------------
                                            William C. Long
                                            Vice President, General Counsel and
                                            Secretary
Dated:  June 8, 2005

                                  EXHIBIT INDEX


Exhibit number        Description
--------------        -----------
    99.1              Rig Status Report as of June 8, 2005